UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   Form 8-K/A
                                Amendment No. 1

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                        Date of Report: December 21, 2006


                                 Diasense, Inc.
        (Exact name of small business issuer as specified in its charter)

                         Commission File Number: 0-26504


      Pennsylvania                                             25-1605848
(State of incorporation)                                (IRS Employer ID Number)


                   211 West Wall Street, Midland, Texas 79701
                    (Address of principal executive offices)


                                 (432) 682-1761
                           (Issuer's telephone number)

Check the appropriate box below if the Form 8 K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
    CFR230.425)

[ ]  Soliciting  material  pursuant to Rule 14a 12 under the Exchange Act (17
    CFR 240.14a 12)

[ ] Pre commencement communications pursuant to Rule 14d 2(b) under the Exchange Act (17 CFR 240.14d 2(b))

[ ] Pre commencement communications pursuant to Rule 13e 4(c) under the Exchange Act (17 CFR 240.13e 4(c))

ITEM 4.01 - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

RESIGNATION OF GOFF, BACKA, ALFREA & Company, LLC

On December 18, 2006, the Company received a letter dated December 6, 2006, whereby the Company's Registered Independent Public Accounting Firm, Goff, Backa, Alfrea & Company, LLC of Pittsburgh, PA (GBACO) formally acknowledged prior oral communication from the Company's current management that, as a result of the September 18, 2006 change in control transaction, that GBACO's services would no longer be required.

No accountant's report on the financial statements issued by GBACO for either of the past two (2) years contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles, except for a going concern opinion expressing substantial doubt about the ability of the Company to continue as a going concern.

During the Company's two most recent fiscal years (ended September 30, 2005 and 2004) and from October 1, 2005 to the date of this Report, there were no differences with GBACO on any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure. There were no reportable events, as described in Item 304(a)(1)(iv)(B) of Regulation S-B, during the Company's two most recent fiscal years (ended June 30, 2005 and 2004) and from July 1, 2005 to the date of this Report.

The Company requested that GBACO furnish it with a letter addressed to the U. S. Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K/A.

APPOINTMENT OF S. W. HATFIELD, CPA

The Company has engaged the Registered Independent Certified Public Accounting Firm of S. W. Hatfield, CPA of Dallas, Texas (SWHCPA) as the Company's auditors.

During the Company's two most recent fiscal years (ended  September 30, 2005 and
2004) and from October 1, 2005 to the date of this Report, the Company had not consulted with S. W. Hatfield, CPA regarding either (I) the application of accounting principles to a specified transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the Company's financial statements, and either written or oral advice was provided to the Company that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue;
(ii) or any matter that was the subject of a disagreement or event required to be reported under Item 304(a)(1)(iv) of the Regulation S-B and the related instructions thereto.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

     Exhibit No.            Description
     -----------            -----------

        16.1         Letter from Goff, Backa,  Alfrea & Company,  LLC

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               DIASENSE, INC.



Date: January 23, 2007                         By: /s/ Glenn A. Little
      ----------------                            ------------------------------
                                                                 Glenn A. Little
                                                     Chief Executive Officer and
                                                         Chief Financial Officer